Exhibit 99.1

DEBTOR:	TMST, Inc. f/k/a Thornburg Mortgage, Inc., et al. (1)	CASE NUMBER:	09-17787

OFFICE OF THE UNITED STATES TRUSTEE - BALTIMORE DIVISION

MONTHLY OPERATING REPORT

CHAPTER 11

BUSINESS DEBTORS

Form 2-A

COVER SHEET AND QUESTIONNAIRE

For Period Ended December 31, 2011

Accounting Method:	☒ Accrual Basis	☐ Cash Basis

THIS REPORT IS DUE 20 DAYS AFTER THE END OF THE MONTH

Mark One Box for Each Required Document:

Debtor must attach each of the following reports/documents unless the U. S. Trustee has waived the requirement in writing. File the original with the Clerk of Court.

Submit a duplicate, with original signature, to the U. S. Trustee.

Report/Document Attached	Previously Waived	REQUIRED REPORTS/DOCUMENTS

☒	☐	1. Cash Receipts and Disursements Statement (Form 2-B)

☒	☐	2. Balance Sheet (Form 2-C)

☒	☐	3. Profit and Loss Statement (Form 2-D)

☒	☐	4. Supporting Schedules (Form 2-E)

☒	☐	5. Disbursements Summary (Form 2-F)

☐	☒	6. Narrative (Form 2-G)

☒	☐	7. Bank Statements for All Bank Accounts (See Exhibit A)

☒	☐	8. Bank Statement Reconciliations for all Bank Accounts (See Exhibit A)

QUESTIONNAIRE	Yes		No

Please answer the questions below:

1. Is the business still operating?	☒	(2)	☐

2. Were any assets (other than inventory) sold this month?	☐		☒

3. Were all employees timely paid this month?	☒		☐

4. Are all insurance policies and operating licenses current and in effect?	☒	(3)	☐

5. Did you open any new bank accounts this month?	☐		☒

6. Did you deposit all receipts into your DIP account this month?	☒		☐

7. Have all taxes been timely paid (payroll, sales, etc.)?	☒		☐

8. Are you current on U.S. Trustee quarterly fees payments?	☒		☐

I declare under penalty of perjury that the following Monthly Operating Report, and any statements and attachments thereto are true, accurate and correct to the best of my belief.

Executed on:	1/19/12	Print Name:	Joel I. Sher

		Signature:	/s/ Joel I. Sher

		Title:	Chapter 11 Trustee

(1)	Includes the following Debtors: TMST, Inc. f/k/a Thornburg Mortgage, Inc. (Case No. 09-17787), TMST Home Loans, Inc. f/k/a Thornburg Mortgage Home Loans, Inc. (Case No. 09-17791), TMST Hedging Strategies, Inc. f/k/a Thornburg Mortgage Hedging Strategies, Inc. (Case No. 09-17792), and TMST Acquisition Subsidiary, Inc. f/k/a Thornburg Acquisition Subsidiary, Inc. (Case No. 09-17790). The Adfitech, Inc. Monthly Operating Report is filed separately under Case No. 09-17788.
(2)	The Chapter 11 Trustee is in the process of winding-up all operations.
(3)	TMST Home Loans, Inc. is currently in the process of withdrawing state licenses due to the sale of the Servicing Portfolio.

Rev. 4/2008

DEBTOR:	TMST, Inc. f/k/a Thornburg Mortgage, Inc., et al.	CASE NO:	09-17787

Form 2-B
CASH RECEIPTS AND DISBURSEMENTS STATEMENT (1)
For Period: 12/1/2011 to 12/31/2011

CASH FLOW SUMMARY

	Current Month		Accumulated
Beginning Cash Balance	$104,145,833	(2)	$16,847,967	(2)

2. Cash Receipts
Operations	157,288		27,766,086
Sale of Assets	—		80,041,433
Loans/advances	—		18,364,080
Other	932,667		23,927,639

Total Cash Receipts	$1,089,955		$150,099,238

3. Cash Disbursements
Operations	317,277		22,865,975
Debt Service/Secured loan payment	—		—
Professional fees/U.S. Trustee fees	776,816		21,414,535
Other	932,667		19,457,667

Total Cash Disbursements	$2,026,760		$63,738,177

4. Net Cash Flow (Total Cash Receipts less Total Cash Disbursements)	(936,805)		86,361,061

5. Ending Cash Balance (to Form 2-C)	$103,209,028	(3)	$103,209,028	(3)

CASH BALANCE SUMMARY

Account Name/Number	Institution	Bank Balance		Deposits In Transit	Outstanding Checks	Book Balance
xxxxxxx2822	New Mexico Bank & Trust	$3,076,170		—	$218,867	2,857,304
xxxxxxx0805	J.P. Morgan	—	(4)	—	—	—
xxxxxxx1807	New Mexico Bank & Trust	5,522		—	—	5,522
xxxxxxx2954	New Mexico Bank & Trust	27,877		—	—	27,877
xxxxxxx2989	New Mexico Bank & Trust	1,382		—	—	1,382
xxxxxxx5856	New Mexico Bank & Trust	446,393		—	—	446,393
xxxxxxx2842	New Mexico Bank & Trust	4,000,000		—	—	4,000,000
xxxxxxx9638	The Bank of New York Mellon	1,002		—		1,002
xxxxxxx9639	The Bank of New York Mellon	820		(820)	—	—
xxxxxxx0989	Bank of America	95,869,548		—	—	95,869,548

		$103,428,715		$(820)	$218,867	$103,209,028	(3)

(1)	The term “cash” as used herein includes all forms of currency (e.g., checks, cash, money orders, etc.)
(2)	Accumulated beginning cash balance is the cash available at the commencement of the case. Current month beginning cash balance equals the previous month’s ending balance.
(3)	Current Month, Accumulated, and Book cash balances are the same.
(4)	TMST, Inc. did not receive a more recent statement. Thus, the October 2011 statement is included in Exhibit A.

DEBTOR:	TMST, Inc. f/k/a Thornburg Mortgage, Inc., et al.	CASE NO:	09-17787

Form 2-B

CASH RECEIPTS AND DISBURSEMENTS STATEMENT

For Period: 12/1/2011 to 12/31/2011

CASH DISBURSEMENTS DETAIL (attach additional sheets as necessary)	Account No: xxxxxxx2822

Date	Check No.	Payee	Description (Purpose)	Amount
12/1/2011	WIRE	ADP, Inc.	Payroll taxes	$8,584
12/6/2011	WIRE	Quinn Emanuel Urquhart Oliver & Hedges LLP	Professional services	14,968
12/6/2011	WIRE	Tydings & Rosenberg LLP	Professional services	10,130
12/6/2011	WIRE	Goldin Associates, LLC	Professional services	166,070
12/6/2011	WIRE	Shapiro Sher Guinot & Sandler	Professional services	293,809
12/14/2011	WIRE	ADP Inc.	Payroll - Direct deposits	26,335
12/15/2011	WIRE	ADP, Inc.	Payroll taxes	11,075
12/20/2011	7521	LuciData, Inc.	Contract Services	170,151
12/20/2011	7522	TBConsulting	Contract Services	48,624
12/20/2011	7523	Iron Mountain Information Management	Document Storage	663
12/20/2011	7524	Crystal Springs	Office Supplies	16
12/20/2011	7525	RR Donnelley Receivables, Inc	EDGAR Filings	2,160
12/20/2011	7526	Walsh,Anderson,Brown,Aldridge & Gallegos	Professional services	118
12/20/2011	7527	CenturyLink	Information Services	119
12/20/2011	7528	TMST Employee	Expense reimbursement	31
12/20/2011	7529	FedEX	Shipping	100
12/20/2011	7530	Susman Godfrey	Professional services	1,547
12/20/2011	7531	Safeguard Business Systems Inc	Contract Services	75
12/20/2011	7532	tw telecom	Information Services	1,055
12/20/2011	7533	VOID
12/21/2011	7534	First Interstate Plaza	Office Lease_Rent	5,527
12/28/2011	WIRE	Goldin Associates, LLC	Professional services	220,801
12/28/2011	WIRE	Quinn Emanuel Urquhart Oliver & Hedges LLP	Professional services	50,399
12/28/2011	WIRE	Tydings & Rosenberg LLP	Professional services	17,045
12/28/2011	WIRE	KPMG LLP	Professional services	3,595
12/28/2011	WIRE	ADP Inc.	Payroll - Direct deposits	24,085
12/29/2011	WIRE	ADP, Inc.	Payroll taxes	9,729

		Total Cash Disbursements		$1,086,810	(1)

(1)	Total for all accounts should agree with total cash disbursements listed on Form 2-B, page 2

DEBTOR:	TMST, Inc. f/k/a Thornburg Mortgage, Inc., et al.	CASE NO:	09-17787

Form 2-B

CASH RECEIPTS STATEMENT

For Period: 12/1/2011 to 12/31/2011

CASH RECEIPTS DETAIL (attach additional sheets as necessary)	Account No: xxxxxxx2822

Date	Payor	Description (Purpose)	Amount
12/20/2011	Zuni Investors, LLC	Reimbursement of Expenses	145,492
12/27/2011	Wells Fargo Bank	Reinvestment Income	58
12/27/2011	US Bank	Credit Risk Advisor Fee	537
12/27/2011	Wells Fargo Bank	Credit Risk Advisor Fee	737
12/27/2011	Wells Fargo Bank	Credit Risk Advisor Fee	291
12/28/2011	Wells Fargo Bank	Prepayment Penalty	9,408
12/28/2011	New Mexico Bank & Trust_Acct xxx2842	Account Transfer	932,667

	Total Cash Receipts		$1,089,192	(1)

(1)	Total for all accounts should agree with total cash receipts listed on Form 2-B, page 2

DEBTOR:	TMST, Inc. f/k/a Thornburg Mortgage, Inc., et al.	CASE NO:	09-17787

Form 2-B

CASH RECEIPTS AND DISBURSEMENTS STATEMENT

For Period: 12/1/2011 to 12/31/2011

CASH DISBURSEMENTS DETAIL	Account No: xxxxxxx2954
(attach additional sheets as necessary)

Date	Check No.	Payee	Description (Purpose)	Amount
12/20/2011	15567	MIDCON Data Services LLC	Document Storage	2,065
12/20/2011	15568	State of Montana	2010 TMST Home Loans Taxes	58
12/31/2011	15498	State of Michigan	VOID	-10
12/31/2011	15499	State of Tennessee	VOID	-20

		Total Cash Disbursements		$2,093	(1)

(1)	Total for all accounts should agree with total cash disbursements listed on Form 2-B, page 2

DEBTOR:	TMST, Inc. f/k/a Thornburg Mortgage, Inc., et al.	CASE NO:	09-17787

Form 2-B

CASH RECEIPTS STATEMENT

For Period: 12/1/2011 to 12/31/2011

CASH RECEIPTS DETAIL	Account No: xxxxxxx2954
(attach additional sheets as necessary)

Date	Payor	Description (Purpose)	Amount
12/9/2011	State of Texas	Tax Return	713
12/9/2011	State of Wisconsin	Tax Return	50

	Total Cash Receipts		$763	(1)

(1)	Total for all accounts should agree with total cash disbursements listed on Form 2-B, page 2

DEBTOR:	TMST, Inc. f/k/a Thornburg Mortgage, Inc., et al.	CASE NO:	09-17787

Form 2-B

CASH RECEIPTS STATEMENT

For Period: 12/1/2011 to 12/31/2011

CASH RECEIPTS DETAIL	Account No: xxxxxxx0805
(attach additional sheets as necessary)

Date	Payor	Description (Purpose)	Amount

		Total Cash Receipts	$0	(1)

(1)	Total for all accounts should agree with total cash disbursements listed on Form 2-B, page 2

DEBTOR:	TMST, Inc. f/k/a Thornburg Mortgage, Inc., et al.	CASE NO:	09-17787

Form 2-B
CASH RECEIPTS AND DISBURSEMENTS STATEMENT
For Period: 12/1/2011 to 12/31/2011

CASH DISBURSEMENTS DETAIL	Account No: xxxxxxx2989
(attach additional sheets as necessary)

Date	Check No.	Payee	Description (Purpose)	Amount
12/9/2011	ACH	ADP Financial Services	Payroll processing	$95
12/23/2011	ACH	ADP Financial Services	Payroll processing	95

			Total Cash Disbursements	$190	(1)

(1)	Total for all accounts should agree with total cash disbursements listed on Form 2-B, page 2

DEBTOR:	TMST, Inc. f/k/a Thornburg Mortgage, Inc., et al.	CASE NO:	09-17787

Form 2-B
CASH RECEIPTS STATEMENT
For Period: 12/1/2011 to 12/31/2011

CASH RECEIPTS DETAIL	Account No: xxxxxxx5856
(attach additional sheets as necessary)

Date	Payor	Description (Purpose)	Amount

		Total Cash Receipts	$0	(1)

(1)	Total for all accounts should agree with total cash disbursements listed on Form 2-B, page 2

DEBTOR:	TMST, Inc. f/k/a Thornburg Mortgage, Inc., et al.	CASE NO:	09-17787

Form 2-B
CASH RECEIPTS STATEMENT
For Period: 12/1/2011 to 12/31/2011

CASH RECEIPTS DETAIL	Account No: xxxxxxx1807
(attach additional sheets as necessary)

Date	Payor	Description (Purpose)	Amount
12/31/2011	New Mexico Bank & Trust	Interest Paid	$0

	Total Cash Receipts		$0	(1)

(1)	Total for all accounts should agree with total cash disbursements listed on Form 2-B, page 2

DEBTOR:	TMST, Inc. f/k/a Thornburg Mortgage, Inc., et al.	CASE NO:	09-17787

Form 2-B

CASH RECEIPTS AND DISBURSEMENTS STATEMENT

For Period: 12/1/2011 to 12/31/2011

CASH DISBURSEMENTS DETAIL (attach additional sheets as necessary)	Account No: xxxxxxx2842

Date	Payor	Description (Purpose)	Amount
12/28/2011	Transfer New Mexico Bank & Trust_Acct xxx2822	Account Transfer	$932,667

	Total Cash Receipts		$932,667	(1)

(1)	Total for all accounts should agree with total cash disbursements listed on Form 2-B, page 2

DEBTOR:	TMST, Inc. f/k/a Thornburg Mortgage, Inc., et al.	CASE NO:	09-17787

Form 2-B

CASH RECEIPTS AND DISBURSEMENTS STATEMENT

For Period: 12/1/2011 to 12/31/2011

CASH DISBURSEMENTS DETAIL (attach additional sheets as necessary)	Account No: xxxxxxx0989

Date	Check No.	Payee	Description (Purpose)	Amount
12/30/2011	Bank of America		Bank and Technology Service Fee	$5,000

		Total Cash Disbursements		$5,000	(1)

(1)	Total for all accounts should agree with total cash disbursements listed on Form 2-B, page 2

DEBTOR:	TMST, Inc. f/k/a Thornburg Mortgage, Inc., et al.	CASE NO:	09-17787

Form 2-B

CASH RECEIPTS STATEMENT

For Period: 12/1/2011 to 12/31/2011

CASH RECEIPTS DETAIL (attach additional sheets as necessary)	Account No: xxxxxxx0989

Date	Payor	Description (Purpose)	Amount

		Total Cash Receipts	$0	(1)

(1)	Total for all accounts should agree with total cash disbursements listed on Form 2-B, page 2

DEBTOR:	TMST, Inc. f/k/a Thornburg Mortgage, Inc., et al.	CASE NO:	09-17787

Form 2-C

COMPARATIVE BALANCE SHEET

For Period Ended: December 31, 2011

	Current Month	Petition Date (1)
ASSETS
Current Assets:
Cash and Cash Equivalents (from Form 2-B)	$103,209,028	$16,848,967
Accounts Receivable (from Form 2-E)	895,653	9,403,326
Receivable from Officers, Employees, Affiliates (2)	—	—
Inventory	—	—
Other Current Assets (List): Prepaid expenses & retainers	1,093,744	4,807,453
Accrued interest receivable	—	47,878

Total Current Assets	105,198,425	31,107,624

Fixed Assets:
Land	—	—
Building	—	—
Equipment, Furniture and Fixtures	1,201,340	1,201,340

Total Fixed Assets	1,201,340	1,201,340

Less: Accumulated Depreciation	1,201,340	533,109

Net Fixed Assets	—	668,231

Other Assets (List): Restricted cash	—	201,432,689
Mortgage servicing portfolio	—	87,104,385
Investment in subsidiaries (3)	(6,000,000)	21,244,747
Loan held for sale	1,985,230	8,359,404
Deposits	3,605,000	300,000

TOTAL ASSETS	$104,788,655	$350,217,080

LIABILITIES
Post-petition Accounts Payable (from Form 2-E)	$704,279	$—
Post-petition Accrued Professional Fees (from Form 2-E)	5,198,268	—
Post-petition Taxes Payable (from Form 2-E)	—	—
Post-petition Notes Payable	—	—
Other Post-petition Payable(List): Contingent obligations (4)	3,296,287	—
__________________________	—

Total Post Petition Liabilities	9,198,833	—

Pre Petition Liabilities:
Secured Debt	—	—
Priority Debt	—	—
Unsecured Debt (3)	3,421,750,874	3,664,898,118

Total Pre Petition Liabilities	3,421,750,874	3,664,898,118

TOTAL LIABILITIES	3,430,949,707	3,664,898,118

OWNERS’ EQUITY
Owner’s/Stockholder’s Equity	3,640,741,359	3,640,741,359
Retained Earnings - Prepetition	(6,955,422,396)	(6,955,422,396)
Retained Earnings - Post-petition (5)	(11,480,015)	—

TOTAL OWNERS’ EQUITY	(3,326,161,052)	(3,314,681,037)

TOTAL LIABILITIES AND OWNERS’ EQUITY	$104,788,655	$350,217,080

(1)	Petition date values are taken from the Debtors’ balance sheet as of the petition date or are the values listed on the Debtors’ schedules.
(2)	TMST, Inc. has requested reimbursement from SAF for damages incurred. No receivable has been recorded.
(3)	On March 15, 2010 the Second Amended Chapter 11 Plan of Reorganization for ADFITECH, Inc. became effective. TMST Home Loans interests were deemed cancelled on the Effective Date and Senior Notes Guarantee Claims against TMST, Inc. were reduced by $38.6 million under the plan.

Pre-petition unsecured debt includes a $1.1 billion fair value adjustment for Senior Subordinated Secured Notes recorded under GAAP. Total pre-petition liabilities prior to the fair value adjustment is $4,542,124,192.

(4)	Includes cash payments received that will require bankruptcy court ruling to resolve ownership issues.
(5)	Post-petition Retained Earning includes a loss of $4.2 million related to 2009 and income of $3 million related to 2010.

Rev. 4/2008

DEBTOR:	TMST, Inc. f/k/a Thornburg Mortgage, Inc., et al.	CASE NO:	09-17787

Form 2-D

PROFIT AND LOSS STATEMENT

For Period From: December 1, 2011 to December 31, 2011

	Current Month	Post-petition Accumulated Total (1)
Operating Revenue
Interest income (2)	$—	$5,637,681
Mortgage servicing income	4,145	21,839,215

Net Operating Revenue	4,145	27,476,896

Total interest expense / (benefit) (3)	—	(1,195,076)

Gross Profit	4,145	28,671,972

Operating Expenses
Officer Compensation	—	895,390
Selling, General and Administrative	109,383	28,157,134
Rents and Leases	5,527	954,819
Depreciation, Depletion and Amortization	—	668,240
Other (list): __________________________	—	—
__________________________	—	—

Total Operating Expenses	114,910	30,675,583

Operating Income / (Loss)	(110,765)	(2,003,611)

Non-Operating Income / (Expenses)
Earnings from subsidiaries	—	3,368,902
Other Non-Operating Income (4)	—	13,692,097

Net Non-Operating Income / (Expenses)	—	17,060,999

Reorganization Expenses
Legal and Professional Fees	692,981	26,145,932
Other Reorganization Expense	1,884	686,479

Total Reorganization Expenses	694,865	26,832,411

Net Income / (Loss) Before Income Taxes	(805,630)	(11,775,023)

Federal and State Income Tax Expense / (Benefit) (5)	58	(295,008)

NET INCOME / (LOSS)	$(805,688)	$(11,480,015)

(1)	Accumulated Totals include all revenue and expenses since the petition date.
(2)	Accumulated total includes approximately $4.5 million of $19.6 million in certain Owner Trust residual interest distributions that may require bankruptcy court ruling to resolve ownership issues. To be conservative, the Company has not recorded a $15.2 million receivable or the related income.
(3)	Accumulated total reflects amortization of derivatives.
(4)	Accumulated total includes an approximately $1 million settlement from Bank of America, $8 million gain on the reorganization of Adfitech, Inc., a $3.9 million gain on the servicing portfolio, a $3.3 million loss incurred on the whole loan liquidation and a $3.9 million gain on cancellation of auction swaps agreements by CSFB and RBS as reported in each entity’s respective bankruptcy claim filings.
(5)	In early January 2010, the Trustee signed a Consent Agreement with the Internal Revenue Service to change TMST, Inc.’s method of accounting related to the reporting of taxable income associated with REMIC regular interests. Due to the large 2009 operating losses for TMST, Inc. no tax liability was incurred.

For tax year 2010, the Trustee was advised TMST, Inc. no longer qualified as a REIT and filed a consolidated return. Due to prior net operating losses, no tax liability is anticipated in 2010.

Rev. 4/2008

DEBTOR:	TMST, Inc. f/k/a Thornburg Mortgage, Inc., et al.	CASE NO:	09-17787

Form 2-E

SUPPORTING SCHEDULES

For Period: December 1, 2011 to December 31, 2011

POST PETITION TAXES PAYABLE SCHEDULE

	Beginning Balance	Amount Accrued	Amount Paid	Date Paid	Check Number	Ending Balance
Income Tax Withheld
Federal	$—	$6,091	$6,091	12/1/2011	Wire	$—
		8,093	8,093	12/15/2011	Wire	—
		7,075	7,075	12/29/2011	Wire
State	—	1,315	1,315	12/1/2011	Wire	—
		1,632	1,632	12/15/2011	Wire	—
		1,460	1,460	12/29/2011	Wire
FICA Tax Withheld	—	560	560	12/1/2011	Wire	—
		648	648	12/15/2011	Wire	—
		574	574	12/29/2011	Wire
Employer’s FICA Tax	—	618	618	12/1/2011	Wire	—
		704	704	12/15/2011	Wire	—
		619	619	12/29/2011	Wire
Unemployment Tax
Federal	—		—			—
			—
State	—	—	—			—
			—			—
Sales, Use & Excise Taxes	—	—	—			—
Property Taxes	—	—	—			—
Accrued Income Tax
Federal	—	—	—			—
State	—	58	58	12/20/2011	15568

TOTALS	$—	$29,447	$29,447			$—

INSURANCE SCHEDULE

	Carrier	Amount of Coverage	Expiration Date	Premiums Paid Through
Workers’ Compensation	The Cincinnati Insurance Co.	$1,000,000/incident	7/1/2012	7/1/2012
General Liability	The Cincinnati Insurance Co.	$1,000,000/incident	8/11/2012	8/11/2012
Property (Fire, Theft) (1)	N/A
Vehicle (1)	N/A
Directors & Officers (Excess)	N/A
Directors & Officers (Primary)	N/A
Trustee Surety Bond	Liberty Mutual Insurance Company	120,000,000	10/28/2012	10/28/2012

(1)	Commercial Property and Vehicle coverage are included in the General Liability Commercial Package policy.

Rev. 4/2008

DEBTOR:	TMST, Inc. f/k/a Thornburg Mortgage, Inc., et al.	CASE NO:	09-17787

Form 2-E

SUPPORTING SCHEDULES

For Period: 12/1/2011 to 12/31/2011

ACCOUNTS RECEIVABLE AND POST PETITION PAYABLE AGING

Due	Accounts Receivable (1)		Post Petition Accounts Payable (2)
Under 30 days	$—		$781,431
30 to 60 days	—		695,017
61 to 90 days	—		774,456
91 to 120 days	—		193,806
Over 120 days	492,676		3,457,835
Unavailable	283,719	(3)

Total Post Petition	776,395

Pre Petition Amounts	119,258	(3)

Total Accounts Receivable	895,653
Less: Bad Debt Reserve	—

Net Accounts Receivable (to Form 2-C)	$895,653

Total Post Petition Accounts Payable			$5,902,546

(1)	See Exhibit B for Accounts Receivable Aging
(2)	See Exhibit C for Accounts Payable Aging
(3)	Receivable amounts include balances due from multiple mortgage loan holders. Aging of the balances due is not available.

SCHEDULE OF PAYMENTS TO ATTORNEYS AND OTHER PROFESSIONALS

	Month-end Retainer Balance	Current Month’s Accrual	Paid in Current Month	Date of Court Approval	Month-end Balance Due * (1)
Debtor’s Counsel (2)	$—	$—	$—		$—
Debtor’s Special Counsel (3)	310,304	—	—		449,718
Debtor’s Financial Advisor	—	—	—		191
Creditors’ Committee’s Counsel	100,000	30,000	92,541		186,496
Unsecured Creditors’ Financial Advisor	—	—	—		7,150
Chapter 11 Trustee (4)	—	75,000	—		1,950,000
Trustee’s Counsel	—	350,000	293,809		1,654,626
Trustee’s Financial Advisor	—	225,000	386,870		857,653
Trustee’s Tax Advisor (5)	—	—	3,595		83,111
Trustee’s Consultant			—
Claims Agent	—	3,000	—		9,323

Total	$410,304	$683,000	$776,816		$5,198,268

*	Balance due to include fees and expenses incurred but not yet paid.
(1)	Includes estimates for amounts that may be due to professionals for which an invoice for services had not been received.
(2)	Retainer Balance, net of outstanding fees, was returned to TMST, Inc. on August 3, 2010
(3)	Orrick, Herrington & Sutcliffe LLP is no longer Debtors’ Special Counsel. The current balance due is the subject of damages in the adversary proceeding filed against Orrick, Herrington & Sutcliffe LLP and other SAF related parties.
(4)	Chapter 11 Trustee commission is an estimate based on time spent performing the Trustee function at customary rates. The actual commission awarded is subject to Bankruptcy Court approval and will vary from the estimate.
(5)	The Chapter 11 Trustee was authorized to retain KPMG LLP to provide tax compliance and consulting services on May 26, 2010 pursuant to their February 26, 2010 engagement letter. Payments for services rendered prior to February 28, 2010 are reported pursuant to the Ordinary Course Professional Compensation Procedures.

Rev. 4/2008

DEBTOR:	TMST, Inc. f/k/a Thornburg Mortgage, Inc., et al.	CASE NO:	09-17787

Form 2-E

SUPPORTING SCHEDULES

For Period: 12/1/2011 to 12/31/2011

SCHEDULE OF PAYMENTS AND TRANSFERS TO PRINCIPALS/EXECUTIVES**

Payee Name	Position	Nature of Payment	Amount
N/A

**	List payments and transfers of any kind and in any form made to or for the benefit of any proprietor, owner, partner, shareholder, officer or director.

Rev. 4/2008

DEBTOR:	TMST, Inc. f/k/a Thornburg Mortgage, Inc., et al.	CASE NO:	09-17787

Form 2-F

DISBURSEMENT SUMMARY

For the Month Ended: December 31, 2011

QUARTERLY DISBURSEMENT CALCULATION

TMST, Inc., et al.

1. Disbursements made in calendar quarter
October 2011	$887,589
November 2011	747,330
December 2011	1,094,093

Quarterly Total	$2,729,012

FEE SCHEDULE

Quarterly Disbursements	Fee	Quarterly Disbursements	Fee
$0 to $14,999	$325	$1,000,000 to $1,999,999	$6,500
$15,000 to $74,999	$650	$2,000,000 to $2,999,999	$9,750
$75,000 to $149,999	$975	$3,000,000 to $4,999,999	$10,400
$150,000 to $224,999	$1,625	$5,000,000 to $14,999,999	$13,000
$225,000 to $299,999	$1,950	$15,000,000 to $29,999,999	$20,000
$300,000 to $999,999	$4,875	$30,000,000 or more

Interest will be assessed on Chapter 11 quarterly fees not paid by the end of the month following the end of the calander quarter pursuant to 31 U.S.C. Sec. 3717. The interest rate assessed is the rate in effect as determined by the Treasury Department at the time the account becomes past due.

Failure to pay the quarterly fee is cause for conversion or dismissal of the chapter 11 case. [11 U.S.C. Sec. 1112(b)(10)]

Exhibit B

TMST, Inc. f/k/a Thornburg Mortgage, Inc., et al.

Accounts Receivable

As of December 31, 2011

Post Petition	Date	Amount	Under 30 days	30 to 60 days	61 to 90 days	91 to 120 days	Over 120 days	Unavailable
Reimbursement Simmons_FedEx (1)	8/7/2009	98	—	—	—	—	98	—
Reimbursement Simmons_FedEx (1)	8/14/2009	49	—	—	—	—	49	—
Reimbursement Simmons_FedEx (1)	9/11/2009	47	—	—	—	—	47	—
Thornburg Mortgage Advisory Co	10/15/2009	492,482	—	—	—	—	492,482	—
Borrower Escrow Advance Balance (2)	Various	272,828	—	—	—	—	—	272,828
Borrower Corporate Advance Balance (2)	Various	10,828	—	—	—	—	—	10,828
Borrower Inspection Fees (2)	Various	63	—	—	—	—	—	63

Total Post Petition Accounts Receivable		$776,395	$—	$—	$—	$—	$492,676	$283,719

Pre Petition	Date	Amount
Borrower Escrow Advance Balance (2)	Various	119,108
Borrower Inspection Fees (2)	Various	150

Total Pre Petition Accounts Receivable		$119,258

(1)	Employee expenses appear to have been for personal matters.
(2)	Receivable amounts include balances due from multiple mortgage loan holders. Aging of the balances due is not available.

Exhibit C

TMST, Inc. f/k/a Thornburg Mortgage, Inc., et al.

Post Petition Accounts Payable

As of December 31, 2011

Vendor	Date	Amount	Under 30 days	30 to 60 days	61 to 90 days	91 to 120 days	Over 120 days
Thornburg Mortgage Advisory Co	05/15/09	40,290	—	—	—	—	40,290
Orrick,Herrington & Sutcliffe LLP	05/31/09	21,469	—	—	—	—	21,469
Orrick,Herrington & Sutcliffe LLP	06/30/09	19,410	—	—	—	—	19,410
Orrick,Herrington & Sutcliffe LLP	07/31/09	127,078	—	—	—	—	127,078
Thornburg Mortgage Advisory Co	07/31/09	37,518	—	—	—	—	37,518
Orrick,Herrington & Sutcliffe LLP	08/31/09	281,761	—	—	—	—	281,761
Thornburg Mortgage Advisory Co	09/30/09	8,400	—	—	—	—	8,400
Thornburg Mortgage Advisory Co	10/15/09	29,657	—	—	—	—	29,657
Thornburg Mortgage Advisory Co	10/31/09	6,460	—	—	—	—	6,460
Thornburg Mortgage Advisory Co	11/15/09	28,453	—	—	—	—	28,453
Chapter 11 Trustee_Joel I. Sher	11/30/09	75,000	—	—	—	—	75,000
Thornburg Mortgage Advisory Co	11/30/09	5,024	—	—	—	—	5,024
Thornburg Mortgage Advisory Co	12/15/09	1,875	—	—	—	—	1,875
Chapter 11 Trustee_Joel I. Sher	12/31/09	75,000	—	—	—	—	75,000
Quinn Emanuel Urquhart Oliver & Hedges	12/31/09	60,000	—	—	—	—	60,000
Thornburg Mortgage Advisory Co	12/31/09	29,989	—	—	—	—	29,989
Thornburg Mortgage Advisory Co	01/15/10	26,875	—	—	—	—	26,875
Chapter 11 Trustee_Joel I. Sher	01/31/10	75,000	—	—	—	—	75,000
Thornburg Mortgage Advisory Co	01/31/10	4,450	—	—	—	—	4,450
Thornburg Mortgage Advisory Co	02/12/10	26,875	—	—	—	—	26,875
Chapter 11 Trustee_Joel I. Sher	02/28/10	75,000	—	—	—	—	75,000
Protiviti Inc.	02/28/10	191	—	—	—	—	191
Thornburg Mortgage Advisory Co	02/28/10	1,893	—	—	—	—	1,893
Chapter 11 Trustee_Joel I. Sher	03/31/10	75,000	—	—	—	—	75,000
Thornburg Mortgage Advisory Co	03/31/10	31,325	—	—	—	—	31,325
American Stock Transfer & Trust	04/01/10	1,000	—	—	—	—	1,000
Chapter 11 Trustee_Joel I. Sher	04/30/10	75,000	—	—	—	—	75,000
Thornburg Mortgage Advisory Co	04/30/10	31,325	—	—	—	—	31,325
American Stock Transfer & Trust	05/01/10	1,000	—	—	—	—	1,000
Chapter 11 Trustee_Joel I. Sher	05/31/10	75,000	—	—	—	—	75,000
Thornburg Mortgage Advisory Co	05/31/10	31,325	—	—	—	—	31,325
American Stock Transfer & Trust	06/01/10	1,000	—	—	—	—	1,000
Chapter 11 Trustee_Joel I. Sher	06/30/10	75,000	—	—	—	—	75,000
Thornburg Mortgage Advisory Co	06/30/10	27,575	—	—	—	—	27,575
American Stock Transfer & Trust	07/01/10	1,000	—	—	—	—	1,000
Chapter 11 Trustee_Joel I. Sher	07/31/10	75,000	—	—	—	—	75,000
Thornburg Mortgage Advisory Co	07/31/10	27,575	—	—	—	—	27,575
American Stock Transfer & Trust	08/01/10	1,000	—	—	—	—	1,000
Chapter 11 Trustee_Joel I. Sher	08/31/10	75,000	—	—	—	—	75,000
Thornburg Mortgage Advisory Co	08/31/10	27,575	—	—	—	—	27,575
American Stock Transfer & Trust	09/01/10	1,000	—	—	—	—	1,000
Chapter 11 Trustee_Joel I. Sher	09/30/10	75,000	—	—	—	—	75,000
Thornburg Mortgage Advisory Co	09/30/10	25,000	—	—	—	—	25,000
American Stock Transfer & Trust	10/01/10	1,000	—	—	—	—	1,000
Chapter 11 Trustee_Joel I. Sher	10/31/10	75,000	—	—	—	—	75,000
Thornburg Mortgage Advisory Co	10/31/10	25,000	—	—	—	—	25,000
American Stock Transfer & Trust	11/01/10	1,000	—	—	—	—	1,000
Chapter 11 Trustee_Joel I. Sher	11/30/10	75,000	—	—	—	—	75,000
Thornburg Mortgage Advisory Co	11/30/10	25,000	—	—	—	—	25,000
American Stock Transfer & Trust	12/01/10	1,000	—	—	—	—	1,000
Chapter 11 Trustee_Joel I. Sher	12/31/10	75,000	—	—	—	—	75,000
Adfitech, Inc.	12/31/10	22,352	—	—	—	—	22,352

Exhibit C

TMST, Inc. f/k/a Thornburg Mortgage, Inc., et al.

Post Petition Accounts Payable

As of December 31, 2011

Vendor	Date	Amount	Under 30 days	30 to 60 days	61 to 90 days	91 to 120 days	Over 120 days
Thornburg Mortgage Advisory Co	12/31/10	25,000	—	—	—	—	25,000
American Stock Transfer & Trust	01/01/11	1,000	—	—	—	—	1,000
Chapter 11 Trustee_Joel I. Sher	01/31/11	75,000	—	—	—	—	75,000
J.H. Cohn LLP	01/31/11	3,749	—	—	—	—	3,749
Shapiro Sher Guinot & Sandler	01/31/11	68,211	—	—	—	—	68,211
Thornburg Mortgage Advisory Co	01/31/11	25,000	—	—	—	—	25,000
American Stock Transfer & Trust	02/01/11	1,000	—	—	—	—	1,000
Chapter 11 Trustee_Joel I. Sher	02/28/11	75,000	—	—	—	—	75,000
Shapiro Sher Guinot & Sandler	02/28/11	52,721	—	—	—	—	52,721
American Stock Transfer & Trust	03/01/11	7,933	—	—	—	—	7,933
Chapter 11 Trustee_Joel I. Sher	03/31/11	75,000	—	—	—	—	75,000
J.H. Cohn LLP	03/31/11	1,737	—	—	—	—	1,737
Shapiro Sher Guinot & Sandler	03/31/11	76,205	—	—	—	—	76,205
American Stock Transfer & Trust	04/01/11	1,000	—	—	—	—	1,000
Chapter 11 Trustee_Joel I. Sher	04/30/11	75,000	—	—	—	—	75,000
Shapiro Sher Guinot & Sandler	04/30/11	76,243	—	—	—	—	76,243
American Stock Transfer & Trust	05/01/11	1,000	—	—	—	—	1,000
Chapter 11 Trustee_Joel I. Sher	05/31/11	75,000	—	—	—	—	75,000
Goldin Associates, LLC	05/31/11	45,911	—	—	—	—	45,911
J.H. Cohn LLP	05/31/11	1,664	—	—	—	—	1,664
KPMG LLP	05/31/11	3,253	—	—	—	—	3,253
Quinn Emanuel Urquhart Oliver & Hedges	05/31/11	13,449	—	—	—	—	13,449
Shapiro Sher Guinot & Sandler	05/31/11	49,765	—	—	—	—	49,765
Tydings & Rosenberg LLP	05/31/11	1,940	—	—	—	—	1,940
American Stock Transfer & Trust	06/01/11	1,000	—	—	—	—	1,000
Chapter 11 Trustee_Joel I. Sher	06/30/11	75,000	—	—	—	—	75,000
Goldin Associates, LLC	06/30/11	39,965	—	—	—	—	39,965
KPMG LLP	06/30/11	7,990	—	—	—	—	7,990
Quinn Emanuel Urquhart Oliver & Hedges	06/30/11	13,530	—	—	—	—	13,530
Shapiro Sher Guinot & Sandler	06/30/11	50,854	—	—	—	—	50,854
Tydings & Rosenberg LLP	06/30/11	1,826	—	—	—	—	1,826
American Stock Transfer & Trust	07/01/11	1,000	—	—	—	—	1,000
Chapter 11 Trustee_Joel I. Sher	07/31/11	75,000	—	—	—	—	75,000
Goldin Associates, LLC	07/31/11	30,504	—	—	—	—	30,504
KPMG LLP	07/31/11	2,020	—	—	—	—	2,020
Quinn Emanuel Urquhart Oliver & Hedges	07/31/11	5,546	—	—	—	—	5,546
Shapiro Sher Guinot & Sandler	07/31/11	45,914	—	—	—	—	45,914
Tydings & Rosenberg LLP	07/31/11	2,042	—	—	—	—	2,042
American Stock Transfer & Trust	08/01/11	1,000	—	—	—	—	1,000
Chapter 11 Trustee_Joel I. Sher	08/31/11	75,000	—	—	—	—	75,000
Goldin Associates, LLC	08/31/11	38,764	—	—	—	—	38,764
Quinn Emanuel Urquhart Oliver & Hedges	08/31/11	294	—	—	—	—	294
Shapiro Sher Guinot & Sandler	08/31/11	63,926	—	—	—	—	63,926
Tydings & Rosenberg LLP	08/31/11	748	—	—	—	—	748
Broadstreet Capital Partners, LP	08/31/11	2,415	—	—	—	—	2,415
American Stock Transfer & Trust	09/01/11	1,000	—	—	—	—	1,000
Chapter 11 Trustee_Joel I. Sher	09/30/11	75,000	—	—	—	75,000	—
Goldin Associates, LLC	09/30/11	40,822	—	—	—	40,822	—
Quinn Emanuel Urquhart Oliver & Hedges	09/30/11	3,402	—	—	—	3,402	—
Shapiro Sher Guinot & Sandler	09/30/11	71,103	—	—	—	71,103	—
Tydings & Rosenberg LLP	09/30/11	2,480	—	—	—	2,480	—
American Stock Transfer & Trust	10/01/11	1,000	—	—	—	1,000	—

Exhibit C

TMST, Inc. f/k/a Thornburg Mortgage, Inc., et al.

Post Petition Accounts Payable

As of December 31, 2011

Vendor	Date	Amount	Under 30 days	30 to 60 days	61 to 90 days	91 to 120 days	Over 120 days
Chapter 11 Trustee_Joel I. Sher	10/31/11	75,000	—	—	75,000	—	—
Goldin Associates, LLC	10/31/11	211,711	—	—	211,711	—	—
KPMG LLP	10/31/11	69,849	—	—	69,849	—	—
Quinn Emanuel Urquhart Oliver & Hedges	10/31/11	16,332	—	—	16,332	—	—
Shapiro Sher Guinot & Sandler	10/31/11	396,071	—	—	396,071	—	—
Tydings & Rosenberg LLP	10/31/11	5,494	—	—	5,494	—	—
American Stock Transfer & Trust	11/01/11	1,000	—	1,000	—	—	—
FrontBridge Technologies, Inc.	11/21/11	2,575	—	2,575	—	—	—
Chapter 11 Trustee_Joel I. Sher	11/30/11	75,000	—	75,000	—	—	—
Epiq Bankruptcy Solutions, LLC	11/30/11	6,323	—	6,323	—	—	—
Goldin Associates, LLC	11/30/11	224,977	—	224,977	—	—	—
Quinn Emanuel Urquhart Oliver & Hedges	11/30/11	24,729	—	24,729	—	—	—
Shapiro Sher Guinot & Sandler	11/30/11	353,615	—	353,615	—	—	—
Tydings & Rosenberg LLP	11/30/11	4,685	—	4,685	—	—	—
Hotel Santa Fe	11/30/11	114	—	114	—	—	—
American Stock Transfer & Trust	12/01/11	1,000	—	1,000	—	—	—
American Stock Transfer & Trust	12/01/11	1,000	—	1,000	—	—	—
Corporation Service Company	12/10/11	321	321	—	—	—	—
State of Oregon	12/14/11	155	155	—	—	—	—
FedEx	12/16/11	33	33	—	—	—	—
FrontBridge Technologies, Inc.	12/21/11	2,575	2,575	—	—	—	—
CenturyLink	12/22/11	121	121	—	—	—	—
FedEx	12/23/11	12	12	—	—	—	—
Crystal Springs	12/29/11	36	36	—	—	—	—
TMST Employee	12/30/11	345	345	—	—	—	—
Chapter 11 Trustee_Joel I. Sher	12/31/11	75,000	75,000	—	—	—	—
Epiq Bankruptcy Solutions, LLC	12/31/11	3,000	3,000	—	—	—	—
Goldin Associates, LLC	12/31/11	225,000	225,000	—	—	—	—
Quinn Emanuel Urquhart Oliver & Hedges	12/31/11	25,000	25,000	—	—	—	—
Shapiro Sher Guinot & Sandler	12/31/11	350,000	350,000	—	—	—	—
Tydings & Rosenberg LLP	12/31/11	5,000	5,000	—	—	—	—
Iron Mountain Information Management	12/31/11	1,055	1,055	—	—	—	—
RR Donnelley	12/31/11	1,770	1,770	—	—	—	—
Safeguard Business Systems Inc	12/31/11	106	106	—	—	—	—
State of New Mexico	12/31/11	10	10	—	—	—	—
TBConsulting	12/31/11	66,662	66,662	—	—	—	—
Walsh,Anderson,Brown,Aldridge & Gallegos, P.C.	12/31/11	29	29	—	—	—	—
Office of the U.S. Trustee	12/31/11	11,050	11,050	—	—	—	—
Payroll Accrual	12/31/11	14,150	14,150	—	—	—	—

Post Petition Accounts Payable		5,902,546	781,431	695,017	774,456	193,806	3,457,835

NOTE:	Includes estimates for amounts that may be due to professionals for which an invoice for services had not been received. Amounts asserted by vendors may be subject to adjustments and bankruptcy court approval.

DEBTOR:	TMST, Inc. f/k/a Thornburg Mortgage, Inc., et al.	CASE NO:	09-17787

Exhibit D

For Period Ending December 31, 2011

EXPLANATORY STATEMENT RESERVATION OF RIGHTS AND GLOBAL FOOTNOTES FOR MONTHLY OPERATING REPORT

The Trustee reserve all rights to dispute the amount, allowance, priority, treatment and/or secured or other status of any and all claims against the Debtors or their estates referred to herein. The Trustee reserve the right to (a) amend and supplement this Monthly Operating Report from time to time, and (b) assert any and all potential claims and causes of action of the Debtors’ estates regardless of whether such claim or cause of action is identified herein.

Any values presented are not and should not be deemed to be an admission, representation or waiver with respect to the actual value of any asset or amount of any liability or claim. The actual realizable value and/or fair market value of assets, liabilities and claims may differ significantly from the values presented.

The Trustee prepared this Monthly Operating Report with the assistance of his financial advisor, Goldin Associates, LLC (“Goldin”), based upon the information available to date. This Monthly Operating Report does not purport to present financial statements in accordance with Generally Accepted Accounting Principles, and the information contained herein has not been subjected to audit or review by Goldin or any other party on behalf of the Trustee.

This Explanatory Statement, Reservation of Rights and Global Footnotes is hereby incorporated by reference into, and comprises an integral part of, the Debtors’ Monthly Operating Report and should be referred to and considered in connection with any review of the report.